EXHIBIT 23.1

                         CONSENT OF S.R. SNODGRASS, A.C.



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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in NSD Bancorp, Inc.'s Registration Statement on Form S-8 of our report dated March 5, 2004, relating to NSD Bancorp, Inc.'s consolidated financial statements and financial statement notes, which report is included in NSD Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.



/s/ S.R. SNODGRASS, A.C.


Wexford, Pennsylvania
June 7, 2004